UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

TOKAI PHARMACEUTICALS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36620	20-1000967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, 6th floor

Boston, Massachusetts 02109

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (617) 225-4305)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 27, 2016, Karen J. Ferrante, M.D., the company’s Chief Medical Officer, informed us of her intent to retire by the end of 2016. We plan to engage Dr. Ferrante as a strategic medical advisor following her retirement. We have retained a leading executive search firm to conduct a search for Dr. Ferrante’s successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOKAI PHARMACEUTICALS, INC.

Date: May 31, 2016	By:	/s/ Gerald E. Quirk
Gerald E. Quirk
Executive Vice President, Business Operations and General Counsel